UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Electronic Arts Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ELECTRONIC ARTS INC. 209 REDWOOD SHORES PARKWAY REDWOOD CITY, CA 94065-1175 ATTN: STOCK ADMINISTRATION DEPARTMENT	Your Vote Counts! ELECTRONIC ARTS INC. 2023 Annual Meeting of Stockholders Vote by August 9, 2023 11:59 PM ET

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You invested in ELECTRONIC ARTS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Electronic Arts Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the Electronic Arts Annual Meeting of Stockholders to be held on August 10, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, (3) send an email to sendmaterial@proxyvote.com, (4) write to our Corporate Secretary at 209 Redwood Shores Parkway, Redwood City, CA 94065, or (5) call 650-628-1500. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* August 10, 2023 2:00 PM PDT
Virtually at: www.virtualshareholdermeeting.com/EA2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the Electronic Arts 2023 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the eight (8) Directors proposed in the accompanying Proxy Statement to hold office for a one-year term.
Nominees:
1a.	Kofi A. Bruce	For
1b.	Rachel A. Gonzalez	For
1c.	Jeffrey T. Huber	For
1d.	Talbott Roche	For
1e.	Richard A. Simonson	For
1f.	Luis A. Ubiñas	For
1g.	Heidi J. Ueberroth	For
1h.	Andrew Wilson	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of KPMG LLP as our independent public registered accounting firm for the fiscal year ending March 31, 2024.	For
4.	Advisory vote to approve the frequency of say-on-pay votes.	Year
5.	To consider and vote upon a stockholder proposal, if properly presented at the Annual Meeting, on termination pay.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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